EXHIBIT 99.1
------------

                     AMLI RESIDENTIAL PROPERTIES TRUST
                       FINANCIAL AND OPERATING DATA
                             December 31, 1996


           1.     Funds from Operations

           2.     Statements of Operations

           3.     Balance Sheets

           4.     Selected Financial Information

           5.     Debt

           6.     Debt Maturities

           7. Same Community Comparison - Wholly-Owned - three months ended December 31, 1996 and 1995

           8. Same Community Comparison - Wholly-Owned - year ended December 31, 1996 and 1995

           9.     Same Community Comparison - Wholly-Owned & Co-
                  Investments - three months ended December 31, 1996 and
1995

           10.    Same Community Comparison - Wholly-Owned & Co-
                  Investments - year ended December 31, 1996 and 1995

           11.    Property Information

           12.    Development Activities





AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                           -----------------------       -----------------------
                                                             1996           1995           1996           1995
                                                           --------       --------       -------        --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . . . . .       $ 18,443       $ 17,284       $ 71,863       $ 69,341
  Other. . . . . . . . . . . . . . . . . . . . . . .            842            703          3,269          2,797
                                                           --------       --------       --------       --------
      Total property revenues. . . . . . . . . . . .         19,285         17,987         75,132         72,138
                                                           --------       --------       --------       --------
Property operating expenses. . . . . . . . . . . . .         (7,339)        (7,186)       (30,068)       (28,451)
Property management fees . . . . . . . . . . . . . .           (482)          (450)        (1,878)        (1,803)
                                                           --------       --------       --------       --------
      Property expenses. . . . . . . . . . . . . . .         (7,821)        (7,636)       (31.946)       (30,254)

      Operating expense ratio. . . . . . . . . . . .          40.6%          42.5%          42.5%          41.9%

      Net operating income . . . . . . . . . . . . .         11,464         10,351         43,186         41,884
                                                           --------       --------       --------       --------
OTHER INCOME
------------
  Share of Service Companies' income (loss). . . . .            (79)           (37)          (238)             3
  Interest from Service Companies. . . . . . . . . .            114            113            455            455
  Other interest . . . . . . . . . . . . . . . . . .            247             99            639            407
  Share of partnerships cash flow. . . . . . . . . .            557            196          1,892            466
  Fee income - acquisitions and dispositions . . . .          --                66            250            220
  Fee income - developments. . . . . . . . . . . . .            325             70            819            206
  Fee income - asset management. . . . . . . . . . .            144             57            507            224
  Other. . . . . . . . . . . . . . . . . . . . . . .             33             68            138            189
                                                           --------       --------       --------       --------
      Total other income . . . . . . . . . . . . . .          1,341            632          4,462          2,170
General and administrative . . . . . . . . . . . . .           (650)          (486)        (2,353)        (1,932)
                                                           --------       --------       --------       --------
EBITDA . . . . . . . . . . . . . . . . . . . . . . .         12,155         10,497         45,295         42,122
                                                           --------       --------       --------       --------
Interest expense . . . . . . . . . . . . . . . . . .         (2,935)        (3,082)       (11,916)       (12,926)
Amortization of deferred costs . . . . . . . . . . .           (266)          (450)        (1,370)        (1,792)
                                                           --------       --------       --------       --------
    Funds from operations (FFO). . . . . . . . . . .          8,954          6,965         32,009         27,404
                                                           --------       --------       --------       --------




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                           -----------------------       -----------------------
                                                             1996           1995           1996           1995
                                                           --------       --------       -------        --------

Capital expenditures paid from FFO . . . . . . . . .           (755)          (425)        (1,936)        (1,714)
Other (Co-Investments Cap Exp) . . . . . . . . . . .            (24)            (9)           (57)           (29)
                                                           --------       --------       --------       --------
    Funds available for distribution (FAD) . . . . .       $  8,175       $  6,531       $ 30,016       $ 25,661
                                                           ========       ========       ========       ========
FFO per share. . . . . . . . . . . . . . . . . . . .       $   0.53       $   0.48       $   2.01       $   1.90
FAD per share. . . . . . . . . . . . . . . . . . . .       $   0.48       $   0.45       $   1.88       $   1.78
Dividend per share . . . . . . . . . . . . . . . . .       $   0.43       $   0.43       $   1.72       $   1.72
                                                           ========       ========       ========       ========

Dividend as a % of FFO . . . . . . . . . . . . . . .          81.4%          89.1%          85.6%          90.5%
Dividend as a % of FAD . . . . . . . . . . . . . . .          89.1%          95.0%          91.3%          96.7%
                                                           ========       ========       ========       ========






























AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                           -----------------------       -----------------------
                                                             1996           1995           1996           1995
                                                           --------       --------       -------        --------
REVENUES:
--------
  Property revenues:
    Rental . . . . . . . . . . . . . . . . . . . . .       $ 18,443       $ 17,284       $ 71,863       $ 69,341
    Other. . . . . . . . . . . . . . . . . . . . . .            842            703          3,269          2,797
  Interest and share of Service Companies'
   income (loss) . . . . . . . . . . . . . . . . . .             35             76            217            458
  Other interest . . . . . . . . . . . . . . . . . .            247             99            639            407
  Other. . . . . . . . . . . . . . . . . . . . . . .            687            302          2,283            874
                                                           --------       --------       --------       --------
      Total revenues . . . . . . . . . . . . . . . .         20,254         18,464         78,271         73,877
                                                           --------       --------       --------       --------
EXPENSES:
--------
  Personnel. . . . . . . . . . . . . . . . . . . . .          1,689          1,589          6,714          6,287
  Advertising and promotion. . . . . . . . . . . . .            448            421          1,917          1,702
  Utilities. . . . . . . . . . . . . . . . . . . . .            929          1,046          4,161          4,125
  Building repairs and maintenance . . . . . . . . .          1,292          1,223          4,933          4,554
  Landscaping and grounds maintenance. . . . . . . .            445            409          1,736          1,811
  Real estate taxes. . . . . . . . . . . . . . . . .          2,036          1,989          8,465          7,947
  Insurance. . . . . . . . . . . . . . . . . . . . .            239            218            977            914
  Other operating expenses . . . . . . . . . . . . .            261            291          1,165          1,111
  Property management fees . . . . . . . . . . . . .            482            450          1,878          1,803
  Interest, net of capitalized . . . . . . . . . . .          2,935          3,082         11,916         12,926
  Amortization of deferred costs . . . . . . . . . .            266            450          1,370          1,792
  Depreciation of real property. . . . . . . . . . .          2,280          2,102          8,793          8,704
  Depreciation of personal property. . . . . . . . .            687            465          2,528          2,081
  General and administrative . . . . . . . . . . . .            650            486          2,353          1,932
                                                           --------       --------       --------       --------
      Total expenses . . . . . . . . . . . . . . . .         14,639         14,221         58,906         57,689
                                                           --------       --------       --------       --------
Nonrecurring item income (expense) . . . . . . . . .          --               (16)           584            818
                                                           --------       --------       --------       --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . . . . .          5,615          4,227         19,949         17,006
                                                           --------       --------       --------       --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                           -----------------------       -----------------------
                                                             1996           1995           1996           1995
                                                           --------       --------       -------        --------

Income taxes . . . . . . . . . . . . . . . . . . . .          --             --             --             --
Income before minority interest/extraordinary
  items. . . . . . . . . . . . . . . . . . . . . . .          5,615          4,227         19,949         17,006
Minority interest. . . . . . . . . . . . . . . . . .            976            806          3,581          3,287
                                                           --------       --------       --------       --------
Income before and extraordinary items. . . . . . . .          4,639          3,421         16,368         13,719
Extraordinary items, net of minority interest. . . .          --             --            (1,118)         --
                                                           --------       --------       --------       --------
Net income . . . . . . . . . . . . . . . . . . . . .          4,639          3,421         15,250         13,719
Net income allocable to preferred shares . . . . . .            473          --             1,746          --
                                                           --------       --------       --------       --------
Net income allocable to common shares. . . . . . . .       $  4,166       $  3,421       $ 13,504       $ 13,719
                                                           ========       ========       ========       ========

INCOME PER COMMON SHARE:
-----------------------
  Before extraordinary items . . . . . . . . . . . .       $   0.32       $   0.30       $   1.20       $   1.18
  Extraordinary item . . . . . . . . . . . . . . . .       $   0.00       $   0.00       $  (0.09)      $   0.00
  Income per common share. . . . . . . . . . . . . .       $   0.32       $   0.30       $   1.11       $   1.18
                                                           ========       ========       ========       ========

FUNDS FROM OPERATIONS:
---------------------
  Income before taxes, minority interest
    and extraordinary item . . . . . . . . . . . . .       $  5,615       $  4,227       $ 19,949       $ 17,006
  Depreciation of real property. . . . . . . . . . .          2,280          2,102          8,793          8,704
  Depreciation of personal property. . . . . . . . .            687            465          2,528          2,081
  Nonrecurring items . . . . . . . . . . . . . . . .          --                16           (584)          (818)
  Other. . . . . . . . . . . . . . . . . . . . . . .            372            155          1,323            431
                                                           --------       --------       --------       --------
    Funds from operations (FFO). . . . . . . . . . .       $  8,954       $  6,965       $ 32,009       $ 27,404
                                                           ========       ========       ========       ========




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                 DECEMBER 31,                  DECEMBER 31,
                                                           -----------------------       -----------------------
                                                             1996           1995           1996           1995
                                                           --------       --------       -------        --------

FFO per share. . . . . . . . . . . . . . . . . . . .       $   0.53       $   0.48       $   2.01       $   1.90
                                                           ========       ========       ========       ========

Capital expenditures paid from FFO . . . . . . . . .       $   (755)      $   (425)      $ (1,936)      $ (1,714)
Other (Co-investments Cap exp) . . . . . . . . . . .            (24)            (9)           (57)           (29)
                                                           --------       --------       --------       --------
Funds available for distribution (FAD) . . . . . . .       $  8,175       $  6,531       $ 30,016       $ 25,661
                                                           ========       ========       ========       ========
FAD per share. . . . . . . . . . . . . . . . . . . .       $   0.48       $   0.45       $   1.88       $   1.78
                                                           ========       ========       ========       ========
Dividends per share. . . . . . . . . . . . . . . . .       $   0.43       $   0.43       $   1.72       $   1.72
                                                           ========       ========       ========       ========
Dividends as a % of FFO. . . . . . . . . . . . . . .          81.4%          89.1%          85.6%          90.5%
Dividends as a % of FAD. . . . . . . . . . . . . . .          89.1%          95.0%          91.3%          96.7%
                                                           ========       ========       ========       ========






























AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                          DEC. 31,        SEP. 30,       JUN. 30,       MAR. 31,        DEC. 31,
                                            1996            1996           1996           1996            1996
                                          --------        --------       --------       --------        --------
ASSETS
------
Rental apartments
 Land                                     $ 59,854        $ 59,854       $ 58,643       $ 58,643        $ 58,643
 Depreciable property                      373,140         372,317        361,879        361,330         361,011
                                          --------        --------       --------       --------        --------
                                           432,994         432,171        420,522        419,973         419,654
 Less accumulated depreciation             (50,478)        (47,511)       (44,552)       (41,826)        (39,157)
                                          --------        --------       --------       --------        --------
                                           382,516         384,660        375,970        378,147         380,497

Properties under development                62,525          43,344         50,597         42,763          23,211
Investments in partnerships                 30,669          28,438         24,351         17,758          12,255
Cash and cash equivalents                   10,878           3,643          4,459          2,080           2,829
Security deposits                            1,737           1,775          1,881          1,874           1,880
Deferred costs, net                          2,139           2,339          2,509          4,922           5,415
Other assets                                13,893           9,949         10,573          9,419           7,140
                                          --------        --------       --------       --------        --------
Total assets                              $504,357        $474,148       $470,340       $456,963        $433,227
                                          ========        ========       ========       ========        ========
LIABILITIES AND SHAREHOLDERS EQUITY
-----------------------------------
Debt                                      $202,013        $233,567       $230,888       $218,267        $215,255
Accrued interest payable                     1,161           1,273            992          1,127           1,230
Accrued real estate taxes                    6,978           6,974          5,057          3,577           6,471
Construction costs payable                   2,263           2,432          1,821          2,213           1,369
Security deposits and prepaid rents          2,757           2,369          2,191          2,185           2,439
Other liabilities                            2,292           1,836          1,701          1,741           1,223
                                          --------        --------       --------       --------        --------
Total liabilities                          217,464         248,451        242,650        229,110         227,987
                                          --------        --------       --------       --------        --------
Minority interest                           44,871          41,409         41,814         40,249          39,077
                                          --------        --------       --------       --------        --------




AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                          DEC. 31,        SEP. 30,       JUN. 30,       MAR. 31,        DEC. 31,
                                            1996            1996           1996           1996            1996
                                          --------        --------       --------       --------        --------

Shareholders' equity
 Preferred shares, $.01 par value               11              11             11             11
 Shares of beneficial interest,
   $.01 par value                              148             118            118            118             117
 Additional paid-in capital                301,098         242,487        242,433        241,657         218,752
 Retained earnings                          (5,455)        (10,094)       (13,998)       (17,039)        (20,705)
 Dividends paid                            (53,780)        (48,234)       (42,688)       (37,143)        (32,001)
                                          --------        --------       --------       --------        --------
   Total shareholders' equity              242,022         184,288        185,876        187,604         166,163
                                          --------        --------       --------       --------        --------
   Total liabilities and
    shareholders' equity                  $504,357        $474,148       $470,340       $456,963        $433,227
                                          ========        ========       ========       ========        ========

































                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     SELECTED QUARTERLY FINANCIAL INFORMATION
                                                 December 31, 1996
                                 (dollars in thousands except for per share data)


                                          DEC. 31,        SEPT. 30,      JUNE 30,       MAR. 31,        DEC. 31,
                                            1996            1996           1996           1996            1995
                                          --------        --------       --------       --------        --------
Total Debt                                $202,013        $233,567       $230,888       $218,267         $215,255
Total Debt (1)                             240,593         270,374        267,348        244,149          227,204

Total Shares and
 Units Outstanding (2)                      18,862          15,799         15,796         15,653           14,427
Value per Common Share
 - end of quarter                         $ 23.375        $ 20.875       $ 20.750       $ 20.125        $   20.00

Total Equity (Market
 Value) - end of quarter                   440,902         329,802        327,775        315,014          288,534

Total Market Capitalization                642,915         563,369        558,663        533,281          503,789
Total Market Capitalization (1)            681,495         600,176        595,123        559,163          515,738
                                          ========        ========       ========        ========       ========

Total Revenues (3)                          20,254          20,072         19,247         18,698           18,464
EBITDA (4)                                  12,155          11,580         10,974         10,586           10,497

FFO                                          8,954           8,160          7,578          7,317            6,965
FAD                                          8,175           7,694          7,172          6,975            6,531

Dividends Paid                               6,794           6,792          6,731          6,322            6,203

Debt service (net of
 capitalized interest)                       3,462           3,645          3,279          3,060            3,320
Interest Expense                             2,935           3,167          2,996          2,818            3,082

G & A Expense                                  650             575            532            596              486

Total Shares and
 Units Outstanding
 - Wtd. Avg.                                16,948          15,798         15,746         15,254           14,427
                                          ========        ========       ========        ========       ========






                                         AMLI RESIDENTIAL PROPERTIES TRUST
                               SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED
                                                 December 31, 1996


                                          DEC. 31,        SEPT. 30,      JUNE 30,       MAR. 31,        DEC. 31,
                                            1996            1996           1996           1996            1995
                                          --------        --------       --------       --------        --------

Debt Service Coverage Ratio                   3.51            3.18           3.35           3.46            3.16
Interest Coverage Ratio                       4.14            3.66           3.66           3.76            3.41

Debt as % of Total
 Market Capitalization                      31.42%          41.46%         41.33%         40.93%          42.73%
Debt as % of Total
 Market Capitalization (1)                  35.30%          45.05%         44.92%         43.66%          44.05%
EBITDA as % of Total
 Market Capitalization                       7.56%           8.22%          7.86%          7.94%           8.33%
FFO as % of Total
 Market Equity                               8.12%           9.90%          9.25%          9.29%           9.66%

G&A as % of Total
 Market Capitalization                       0.40%           0.41%          0.38%          0.45%           0.39%
G&A as % of Total Revenues                   3.21%           2.86%          2.76%          3.19%           2.63%

Dividends as % of FFO (5)                    81.4%           83.2%          89.3%          89.6%           89.1%
Dividends as % of FAD (5)                    89.1%           88.3%          94.4%          94.0%           95.0%
                                          ========        ========       ========       ========        ========

Apartment Units - Wholly Owned
  In Operation                               9,824           9,824          9,600          9,600           9,600
  Under Development                          1,404           1,404            884            612             612
Apartment Units - Co-Investments
  In Operation                               3,677           3,677          3,175          2,687           2,245
  Under Development                          1,324           1,324          1,170            948             948
                                          --------        --------       --------       --------        --------
    Total Units                             16,229          16,229         14,829         13,847          13,405
                                          ========        ========       ========       ========        ========

   (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
   (2)  Including 1,100,000 preferred shares convertible to common shares.
   (3)  Excluding nonrecurring gain of $960 in the third quarter of 1994, $1,564 in the third quarter of 1995 and
$751 in the second quarter of 1996.
   (4)  Includes other income, net of G & A expenses.
   (5)  Based on per share amounts.







                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                 December 31, 1996
                                              (Dollars in thousands)
RATE ASSUMPTIONS
LIBOR             5.56%
LIBOR Cap         3.88%
Tax Exempt        3.35%      F = Fixed Rate
Tax Exempt Cap    3.00%      V = Variable Rate

                                      Original     Outstand-                                             Maturity
                                        /Max          ing       Interest                       Maturity   (years)
Borrower         Lender                Amount       Balance       Rate        Rate              Date     12/31/96
----------       ----------          --------      ---------   ---------      ----------       --------  --------
F ARP, L.P.      Lincoln National     $  4,800         4,427       9.90%                        9/28/97       0.7
F ARP, L.P.      Prudential              8,500         8,152       7.70%                       10/31/97       0.8
F ARP, L.P.      Allstate                7,060         6,669       7.42%                        11/1/97       0.8
F ARP, L.P.      Prudential              4,800         4,527       7.05%                        6/30/98       1.5
F ARP, L.P.      Prudential              7,050         6,682       7.02%                        10/5/98       1.8
F ARP, L.P.      CIGNA                  31,000        30,815       7.30%                         7/1/03       6.5
F ARP, L.P.      CIGNA                  11,000        10,935       7.34%                         7/1/03       6.5
F ARP, L.P.      Fleet                   7,320         6,992       7.75%                         7/1/03       6.5
F ARP, L.P.      Nationwide             11,500        10,900       7.63%                        7/10/03       6.5
F ARP, L.P.      TIAA                   20,100        19,975       8.73%                         9/1/05       8.7
F ARP, L.P. (1)  FNMA                   43,907        42,938       7.79%                         5/1/06       9.3
------------------------------------------------------------------------------------------------------------------
V ARP, L.P.      First Chicago NBD      29,500                     7.21%      LIBOR + 1.65%     2/28/98       1.2
V ARP, L.P. (2)  Wachovia Bank          60,000         7,500       6.47%      LIBOR + 1.35%     5/31/98       1.4
------------------------------------------------------------------------------------------------------------------
V ARP, L.P. (3)  Tax-Exempt Bonds       31,250        31,250       4.23%      Tax Ex + 1.23%    9/30/99       2.7
V ARP, L.P.      Tax-Exempt Bonds        9,500         9,500       4.58%      Tax Ex + 1.23%    9/30/99       2.7
------------------------------------------------------------------------------------------------------------------
F ARP, L.P.      AIA                       750           750       4.00%                        Demand         -
------------------------------------------------------------------------------------------------------------------
  TOTAL                                288,038       202,013       6.99%                                      5.5
==================================================================================================================
  Co-Investments (4) Various            47,572        38,580       7.78%                        Various       6.5
------------------------------------------------------------------------------------------------------------------
  TOTAL including Co-Investment       $335,610      $240,593       7.12%                                      5.7
==================================================================================================================





                                                                                        Weighted
                                                                                          Avg.
                                                        Percent of                      Interest       Years to
Type of Indebtedness                     Balance          Total          Interest         Rate         Maturity
--------------------                    --------       -----------      ----------     ---------      ----------
Conventional Fixed Rate                 $153,013             75.7%           Fixed         7.80%             6.6
Tax-exempt Variable Rate                  40,750             20.2%        Variable         4.31%             2.7
Credit Facilities                          7,500              3.7%        Variable         6.32%             0.3
Other                                        750              0.4%           Fixed         4.00%              -
                                        --------            ------                         -----             ---
Total                                   $202,013            100.0%                         6.99%             5.5
                                        ========            ======                         =====             ===



                                                                                          Avg.
                                                                         Avg. Rate      Maturity
                                     Outstanding           Percent       (Weighted     (Weighted
Averages                               Balance            of Total          by $)         by $)
------------                         -----------          --------        --------      --------
Variable                                  48,250            23.88%           4.62%           2.5
Fixed                                    153,763            76.12%           7.73%           6.5
                                         -------           -------           -----           ---

     Total                               202,013           100.00%           6.99%           5.5
                                         =======           =======           =====           ===

(1) The outstanding balance is net of $628 representing the unamortized discount from the sale of the FNMA certificates.
(2) $12,400 swapped to 6.32% fixed rate through February 15, 1997 and $14,000 swapped to 6.5% fixed rate through
February 24, 1997.  $5,845 has been capped based on LIBOR = 3.875% through February 15, 1998.  All in rate reflects LIBOR + 135.
(3) Tax-Exempt Bonds:  $31,250 has been capped with the tax-exempt rate = 3.0% through February 15, 1997.  All in rate reflects maximum effective rate including Housing Authority, Trustee and Credit Enhancement Costs.  Maturity
Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(4) Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.





                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                 December 31, 1996
                                              (Dollars in thousands)

                                               CO-INVESTMENT DETAIL

                                                                                    Maturity
                                       Original/   Outstand-                         (years)
                                          Max         ing     Interest  Maturity      from
Property             Lender             Amount      Balance     Rate      Date      12/31/96     AMLI %    AMLI $
--------             ------           ---------   ----------  --------  --------    --------     ------    ------
AMLI AT:
 Champions Park      Lincoln National      9,500       9,089     7.26%  12/05/97         0.9        15%     1,363
 Prairie Court       Bonds                 7,250       7,250     8.00%  12/01/99         2.9         1%        73
 Park Place          Prudential           13,000      12,626     8.21%  10/05/99         3.0        25%     3,156
 Champions Centre    Prudential            6,700       6,700     8.93%  01/01/02         5.0        15%     1,005
 Windbrooke          Allstate             11,500      11,500     9.24%  02/01/02         5.1        15%     1,725
 Greenwood Forest    Nationwide           11,625      11,625     8.95%  05/10/02         5.4        15%     1,744
 Chevy Chase         CIGNA                29,767      29,767     6.67%  04/01/03         6.3        33%     9,823
 Willowbrook         NML                  24,500      24,500     7.79%  05/01/03         6.3        40%     9,800
 Willeo Creek        Phoenix Home Life    10,000      10,000     6.77%  05/01/03         6.3        30%     3,000
 Pleasant Hill       NML                  15,500      12,820     9.15%  03/01/07        10.2        40%     5,128
 River Exchange      Erie Insurance        9,100       3,155     7.75%  06/27/08        11.5        40%     1,262
 Barrett Lakes       NML                  16,680       1,290     8.50%  12/01/09        12.9        35%       451
                                         -------     -------     -----                  ----      -----    ------
                                         170,122     145,322     7.78%                   6.5      26.5%    38,580
                                         =======     =======     =====                  ====      =====    ======





AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
December 31, 1996
Unaudited - dollars in thousands

                                                                                      There-               % to
                                     1997      1998      1999     2000      2001      after      Total     Total
                                   -------   -------   -------  -------   -------   --------   --------   ------
Fixed Rate Mortgages               $21,209   $12,855  $  2,026 $  2,178  $  2,373   $112,372   $153,013    75.7%
Tax Exempt Bonds*                                                                     40,750     40,750    20.2%
Wachovia Line of Credit                                  7,500                                    7,500     3.7%
First Chicago/NBD Line
 of Credit                                                                                         --       -- %
Harris Line of Credit                                                                              --       -- %
Other                                  750                                                          750     0.4%
                                   -------   -------   -------  -------   -------   --------   --------   ------

Total Loans                        $21,959   $12,855   $ 9,526   $2,178    $2,373   $153,122   $202,013   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======

  Percent to Total                   10.9%      6.4%      4.7%     1.1%      1.2%      75.8%     100.0%    84.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)                      49        53     3,054                                    3,156     8.2%
Nationwide Life Ins. -
  Greenwood Forest (15%)                           3         5        5         6      1,725      1,744     4.5%
Lincoln National Ins. -
  Champions Park (15%)               1,363                                                        1,363     3.5%
Prudential Ins. -
  Champions Centre (15%)                 8         9        10       11        12        955      1,005     2.6%
Allstate Life Ins. -
  Windbrooke (15%)                                14        16       18        20      1,657      1,725     4.5%
CIGNA -
  Chevy Chase (33%)                    104       165       177      189       202      8,986      9,823    25.5%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                     76       139       150      162       175      9,098      9,800    25.4%
Phoenix Mutual -
  Willeo Creek (30%)                    23        49        53       56        60      2,759      3,000     7.8%





AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                      There-                % to
                                      1997     1998      1999     2000      2001      after      Total     Total
                                     -----   -------   -------  -------   -------   --------   --------   ------
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                   38        44        49       54        53      4,890      5,128    13.3%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                                       71       77        84        219        451     1.2%
Erie Insurance -
  River Park (40%)                                          20       51        55      1,136      1,262     3.3%
Central Bank, Trustee -
  Prairie Court (1%)                                        73                                       73     0.2%
Erie Insurance -
  Towne Creek (1%)                                          50                                       50     0.1%
                                   -------   -------   -------  -------   -------   --------   --------   ------
Total Share of
 Co-Investment Loans               $ 1,661   $   476   $ 3,728   $  623    $  667   $ 31,425   $ 38,580   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======
  Percent to Total                    4.3%      1.2%      9.7%     1.6%      1.7%      81.5%     100.0%    16.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======
Total Including Share
 of Co-Investments Debt            $23,620   $13,331   $13,254   $2,801    $3,040   $184,547   $240,593   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======
Percent to Total                      9.8%      5.5%      5.5%     1.2%      1.3%      76.7%     100.0%   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======


     *  The Bonds mature in October 2024, but the credit enhancement expires on October 15, 1999.






             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 THREE MONTHS ENDED DECEMBER 31, 1996 VERSUS THREE MONTHS ENDED DECEMBER 31, 1995

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III

                                            10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.5%                            -1.7%         96.1%
  Atlanta                             93.0%                            -3.4%         96.3%
  Austin                              92.2%                            -2.6%         94.7%
  Indianapolis                        94.1%                            -0.7%         94.7%
  Eastern Kansas                      93.6%                            -1.6%         95.1%
  Chicago                             89.9%                            -7.6%         97.2%
                                      -----                            -----         -----
     Weighted Average                 93.7%                            -2.2%         95.8%
                                      =====                            =====         =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $625                  2.8%                     $608
  Atlanta                                         $731                  4.7%                     $698
  Austin                                          $659                  2.8%                     $641
  Indianapolis                                    $580                  3.1%                     $562
  Eastern Kansas                                  $647                  3.8%                     $623
  Chicago                                         $916                  4.8%                     $874
                                                  ----                  ----                     ----
     Weighted Average                             $659                  3.5%                     $636
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                              Per Month                                    Per Month
-----------------------                             ----------                                   ----------
Dallas                         $  7,532,577       $614        $0.74     2.5%   $ 7,351,082       $599      $0.72
Atlanta                        $  4,601,714       $701        $0.75     2.3%   $ 4,497,048       $685      $0.73
Austin                         $  1,743,738       $622        $0.84     1.7%   $ 1,714,501       $611      $0.83
Indianapolis                   $  1,725,585       $578        $0.70     3.4%   $ 1,668,397       $558      $0.68
Eastern Kansas                 $  1,691,244       $621        $0.72     2.3%   $ 1,653,213       $607      $0.71
Chicago                        $    689,300       $908        $1.06    -2.9%   $   709,542       $935      $1.09
                               ------------       ----        -----    -----   -----------       ----      -----
    Total                      $ 17,984,158       $640        $0.76     2.2%   $17,593,783       $626      $0.74
                               ============       ====        =====    =====   ===========       ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III

                                           10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------

PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  3,204,848     $3,136        $3.79    -7.9%    $3,479,592     $3,405      $4.12
  Atlanta                      $  1,800,923     $3,292        $3.51     5.9%    $1,700,907     $3,110      $3.32
  Austin                       $    749,050     $3,204        $4.35    -1.2%    $  757,934     $3,242      $4.40
  Indianapolis                 $    541,859     $2,176        $2.64    -3.6%    $  561,881     $2,257      $2.74
  Eastern Kansas               $    529,282     $2,332        $2.71   -15.7%    $  628,071     $2,767      $3.22
  Chicago                      $    442,587     $6,997        $8.18     7.7%    $  410,815     $6,495      $7.60
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  7,268,550     $3,104        $3.66    -3.6%    $7,539,199     $3,219      $3.80
                               ============     ======        =====    =====    ==========     ======      =====
Operating Efficiency                  40.4%                                          42.9%
                               ============                                     ==========
NET OPERATING INCOME                                PER MONTH                                      PER MONTH
--------------------                                ---------                                     ----------
  Dallas                       $  4,327,729       $353        $0.43    11.8%   $ 3,871,491       $316      $0.38
  Atlanta                      $  2,800,791       $427        $0.46     0.2%   $ 2,796,140       $426      $0.45
  Austin                       $    994,688       $355        $0.48     4.0%   $   956,567       $341      $0.46
  Indianapolis                 $  1,183,726       $396        $0.48     7.0%   $ 1,106,516       $370      $0.45
  Eastern Kansas               $  1,161,962       $427        $0.50    13.3%   $ 1,025,142       $376      $0.44
  Chicago                      $    246,713       $325        $0.38   -17.4%   $   298,727       $394      $0.46
                               ------------       ----        -----    -----   -----------       ----      -----
    Total                      $ 10,715,609       $381        $0.45     6.6%   $10,054,584       $358      $0.42
                               ============       ====        =====    =====   ===========       ====      =====
Operating Margin                      59.6%                                          57.1%
                               ============                                     ==========
CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               ------------                                 ------------
  Dallas                       $    474,746       $465        $0.56   123.2%     $ 212,682       $208      $0.25
  Atlanta                      $    105,788       $193        $0.21    28.8%     $  82,165       $150      $0.16
  Austin                       $     48,302       $207        $0.28   -14.6%     $  56,535       $242      $0.33
  Indianapolis                 $     34,323       $138        $0.17    54.8%     $  22,176       $ 89      $0.11
  Eastern Kansas               $     56,124       $247        $0.29   198.6%     $  18,796       $ 83      $0.10
  Chicago                      $     32,451       $513        $0.60    26.3%     $  25,701       $406      $0.48
                               ------------       ----        -----   ------     ---------       ----      -----
    Total                      $    751,734       $321        $0.38    79.8%     $ 418,055       $179      $0.21
                               ============       ====        =====   ======     =========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III

                                           10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    549,240     $  537        $0.65    -3.1%    $  566,551     $  554      $0.67
  Atlanta                      $    246,114     $  450        $0.48    -3.0%    $  253,782     $  464      $0.50
  Austin                       $    116,637     $  499        $0.68    -4.7%    $  122,451     $  524      $0.71
  Indianapolis                 $    143,762     $  577        $0.70    29.5%    $  111,025     $  446      $0.54
  Eastern Kansas               $     74,679     $  329        $0.38     6.1%    $   70,371     $  310      $0.36
  Chicago                      $    101,685     $1,608        $1.88    11.6%    $   91,082     $1,440      $1.68
                               ------------     ------        -----   ------    ----------     ------      -----
    Total                      $  1,232,116     $  526        $0.62     1.4%    $1,215,263     $  519      $0.61
                               ============     ======        =====   ======    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                  ------------                                  ------------
  Dallas                       $    898,723     $  879        $1.06   -11.1%    $1,010,635     $  989      $1.20
  Atlanta                      $    470,375     $  860        $0.92    48.0%    $  317,719     $  581      $0.62
  Austin                       $    202,118     $  865        $1.17    10.5%    $  182,858     $  782      $1.06
  Indianapolis                 $    105,426     $  423        $0.51   -29.0%    $  148,516     $  596      $0.72
  Eastern Kansas               $    123,401     $  544        $0.63   -37.7%    $  198,221     $  873      $1.01
  Chicago                      $    144,375     $2,283        $2.67    15.6%    $  124,926     $1,975      $2.31
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  1,944,418     $  830        $0.98    -1.9%    $1,982,877     $  847      $1.00
                               ============     ======        =====     ====    ==========     ======      =====






             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                         YEAR ENDED DECEMBER 30, 1996 VERSUS YEAR ENDED DECEMBER 31, 1995

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III


                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.9%                             -1.6%         96.4%
  Atlanta                             94.1%                             -2.3%         96.3%
  Austin                              93.0%                             -3.2%         96.1%
  Indianapolis                        93.8%                             -0.6%         94.4%
  Eastern Kansas                      92.1%                             -2.7%         94.7%
  Chicago                             93.1%                             -2.8%         95.9%
                                      -----                             -----         -----
    Weighted Average                  94.1%                             -2.0%         96.0%
                                      =====                             =====         =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $619                   3.9%                    $596
  Atlanta                                         $720                   5.6%                    $681
  Austin                                          $654                   4.6%                    $626
  Indianapolis                                    $569                   3.5%                    $550
  Eastern Kansas                                  $644                   4.6%                    $616
  Chicago                                         $890                   4.6%                    $850
                                                  ----                   ----                    ----
    Weighted Average                              $650                   4.5%                    $623
                                                  ====                   ====                    ====

TOTAL PROPERTY REVENUES                              PER MONTH                                      PER MONTH
-----------------------                              ---------                                      ---------
  Dallas                       $ 29,933,017       $610        $0.74      3.3%   $28,973,641      $591      $0.71
  Atlanta                      $ 18,393,336       $701        $0.75      4.7%   $17,566,359      $669      $0.71
  Austin                       $  7,054,970       $629        $0.85      3.0%   $ 6,850,500      $611      $0.83
  Indianapolis                 $  6,725,867       $563        $0.68      3.5%   $ 6,500,285      $544      $0.66
  Eastern Kansas               $  6,744,113       $619        $0.72      2.5%   $ 6,578,375      $604      $0.70
  Chicago                      $  2,784,303       $917        $1.07      3.5%   $ 2,689,220      $886      $1.04
                               ------------       ----        -----      ----    ----------      ----      -----
    Total                      $ 71,635,605       $637        $0.75      3.6%   $69,158,379      $615      $0.73
                               ============       ====        =====      ====   ===========      ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III


                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------

PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                        ------------                                  -----------
  Dallas                       $ 13,750,583     $3,364        $4.07      2.6%   $13,401,120    $3,278      $3.96
  Atlanta                      $  6,807,630     $3,111        $3.32      4.4%   $ 6,520,997    $2,980      $3.18
  Austin                       $  3,111,029     $3,327        $4.52      5.6%   $ 2,944,911    $3,150      $4.28
  Indianapolis                 $  2,444,228     $2,454        $2.98      4.5%   $ 2,338,644    $2,348      $2.85
  Eastern Kansas               $  2,507,350     $2,761        $3.21      3.8%   $ 2,415,593    $2,660      $3.09
  Chicago                      $  1,765,173     $6,977        $8.16      5.2%   $ 1,677,195    $6,629      $7.75
                               ------------     ------        -----     -----   -----------    ------      -----
    Total                      $ 30,385,993     $3,244        $3.83      3.7%   $29,298,459    $3,128      $3.69
                               ============     ======        =====     =====   ===========    ======      =====
Operating Efficiency                  42.4%                                           42.4%
                                      =====                                           =====

NET OPERATING INCOME                                 PER MONTH                                    PER MONTH
--------------------                                 ---------                                    ---------
  Dallas                       $ 16,182,434       $330        $0.40      3.9%   $15,572,521      $317      $0.38
  Atlanta                      $ 11,585,706       $441        $0.47      4.9%   $11,045,362      $421      $0.45
  Austin                       $  3,943,941       $352        $0.48      1.0%   $ 3,905,589      $348      $0.47
  Indianapolis                 $  4,281,639       $358        $0.43      2.9%   $ 4,161,641      $348      $0.42
  Eastern Kansas               $  4,236,763       $389        $0.45      1.8%   $ 4,162,783      $382      $0.44
  Chicago                      $  1,019,130       $336        $0.39      0.7%   $ 1,012,025      $333      $0.39
                               ------------       ----        -----     -----   -----------      ----      -----
    Total                      $ 41,249,612       $367        $0.43      3.5%   $39,859,921      $355      $0.42
                               ============       ====        =====     =====   ===========      ====      =====
Operating Margin                      57.6%                                           57.6%
                                      =====                                           =====

CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               -------------                                ------------
  Dallas                       $  1,033,909       $253        $0.31     13.2%    $  913,228      $223      $0.27
  Atlanta                      $    337,145       $154        $0.16     22.9%    $  274,277      $125      $0.13
  Austin                       $    188,939       $202        $0.27      9.3%    $  172,940      $185      $0.25
  Indianapolis                 $    125,423       $126        $0.15     36.1%    $   92,122      $ 92      $0.11
  Eastern Kansas               $    136,745       $151        $0.18     85.9%    $   73,577      $ 81      $0.09
  Chicago                      $    100,155       $396        $0.46    -17.8%    $  121,857      $482      $0.56
                               ------------       ----        -----    ------    ----------      ----      -----
    Total                      $  1,922,317       $205        $0.24     16.6%    $1,648,001      $176      $0.21
                               ============       ====        =====    ======    ==========      ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, AutumnChase II, Gleneagles II and Regents III


                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $  2,253,012     $  551        $0.67     14.1%    $1,974,701    $  483      $0.58
  Atlanta                      $    891,875     $  408        $0.44     -1.0%    $  900,739    $  412      $0.44
  Austin                       $    441,348     $  472        $0.64     -2.7%    $  453,393    $  485      $0.66
  Indianapolis                 $    505,098     $  507        $0.62     18.7%    $  425,450    $  427      $0.52
  Eastern Kansas               $    334,305     $  368        $0.43     13.9%    $  293,433    $  323      $0.38
  Chicago                      $    381,601     $1,508        $1.76      2.9%    $  370,769    $1,465      $1.71
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  4,807,240     $  513        $0.61      8.8%    $4,418,484    $  472      $0.56
                               ============     ======        =====     =====    ==========    ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  3,907,401     $  956        $1.16      1.7%    $3,843,102    $  940      $1.14
  Atlanta                      $  1,547,305     $  707        $0.75     19.5%    $1,294,777    $  592      $0.63
  Austin                       $    824,009     $  881        $1.20      1.8%    $  809,681    $  866      $1.18
  Indianapolis                 $    642,501     $  645        $0.78     -5.8%    $  682,000    $  685      $0.83
  Eastern Kansas               $    691,690     $  762        $0.89     -5.0%    $  727,871    $  802      $0.93
  Chicago                      $    561,308     $2,219        $2.59      2.1%    $  550,000    $2,174      $2.54
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  8,174,214     $  873        $1.03      3.4%    $7,907,432    $  844      $1.00
                               ============     ======        =====      ====    ==========    ======      =====





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                 THREE MONTHS ENDED DECEMBER 31, 1996 VERSUS THREE MONTHS ENDED DECEMBER 31, 1995

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                          10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.5%                             -3.3%         97.8%
  Atlanta                             92.8%                             -3.6%         96.3%
  Austin                              94.0%                             -2.6%         96.5%
  Houston                             93.8%                              4.9%         89.4%
  Indianapolis                        94.1%                             -2.0%         96.1%
  Eastern Kansas                      93.6%                             -2.0%         95.5%
  Chicago                             90.9%                             -7.1%         97.9%
                                      -----                             -----        ------
    Weighted Average                  93.8%                             -2.9%         96.6%
                                      =====                             =====        ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $625                   4.2%                    $600
  Atlanta                                         $725                   6.6%                    $680
  Austin                                          $635                   4.0%                    $611
  Houston                                         $679                  -1.6%                    $690
  Indianapolis                                    $580                   4.7%                    $553
  Eastern Kansas                                  $647                   4.0%                    $622
  Chicago                                         $964                   5.1%                    $917
                                                  ----                  -----                    ----
    Weighted Average                              $660                   4.5%                    $632
                                                  ====                  =====                    ====

TOTAL PROPERTY REVENUES                               PER MONTH                                    PER MONTH
-----------------------                               ----------                                   ---------
  Dallas                       $  7,532,577       $614        $0.74      1.5%   $ 7,420,212      $605      $0.73
  Atlanta                      $  4,884,477       $696        $0.80      3.6%   $ 4,716,833      $672      $0.78
  Austin                       $  2,797,377       $612        $0.86      0.8%   $ 2,774,033      $607      $0.85
  Houston                      $    863,101       $657        $0.74      2.5%   $   841,726      $641      $0.73
  Indianapolis                 $  1,725,585       $578        $0.70      3.7%   $ 1,663,792      $557      $0.68
  Eastern Kansas               $  1,691,244       $621        $0.72     -0.1%   $ 1,692,888      $621      $0.72
  Chicago                      $  1,103,476       $973        $1.14     -0.9%   $ 1,113,333      $982      $1.15
                               ------------       ----        -----     -----   -----------      ----      -----
    Total                      $ 20,597,838       $644        $0.78      1.9%   $20,222,816      $632      $0.77
                               ============       ====        =====     =====   ===========      ====      =====




    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                    - CONTINUED

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                           10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  3,204,848     $3,136        $3.79     -7.3%    $3,458,253    $3,384      $4.09
  Atlanta                      $  1,918,130     $3,282        $3.78      5.8%    $1,813,590    $3,103      $3.58
  Austin                       $  1,197,136     $3,144        $4.41     -5.0%    $1,259,484    $3,308      $4.64
  Houston                      $    370,731     $3,386        $3.84    -20.7%    $  467,474    $4,269      $4.84
  Indianapolis                 $    541,859     $2,176        $2.64    -13.8%    $  628,554    $2,524      $3.06
  Eastern Kansas               $    529,282     $2,332        $2.71    -20.8%    $  668,280    $2,944      $3.42
  Chicago                      $    644,980     $6,825        $8.01      2.7%    $  627,733    $6,643      $7.80
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  8,406,966     $3,152        $3.82     -5.8%    $8,923,368    $3,346      $4.05
                               ============     ======        =====     =====    ==========    ======      =====
Operating Efficiency                  40.8%                                           44.1%
                                      =====                                           =====

NET OPERATING INCOME                                  PER MONTH                                    PER MONTH
--------------------                                  ---------                                    ---------
  Dallas                       $  4,327,729       $353        $0.43      9.2%   $ 3,961,959      $323      $0.39
  Atlanta                      $  2,966,347       $423        $0.49      2.2%   $ 2,903,243      $414      $0.48
  Austin                       $  1,600,241       $350        $0.49      5.7%   $ 1,514,550      $331      $0.46
  Houston                      $    492,370       $375        $0.42     31.6%   $   374,251      $285      $0.32
  Indianapolis                 $  1,183,726       $396        $0.48     14.3%   $ 1,035,238      $346      $0.42
  Eastern Kansas               $  1,161,962       $427        $0.50     13.4%   $ 1,024,608      $376      $0.44
  Chicago                      $    458,497       $404        $0.47     -5.6%   $   485,599      $428      $0.50
                               ------------       ----        -----     -----   -----------      ----      -----
    Total                      $ 12,190,872       $381        $0.46      7.9%   $11,299,447      $353      $0.43
                               ============       ====        =====     =====   ===========      ====      =====
Operating Margin                      59.2%                                           55.9%
                                      =====                                           =====

CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               ------------                                 ------------
  Dallas                       $    474,746       $465        $0.56     46.8%      $323,467      $317      $0.38
  Atlanta                      $    110,228       $189        $0.22     43.8%      $ 76,659      $131      $0.15
  Austin                       $     61,387       $161        $0.23     -8.5%      $ 67,061      $176      $0.25
  Houston                      $     10,292       $ 94        $0.11    -53.6%      $ 22,201      $203      $0.23
  Indianapolis                 $     34,323       $138        $0.17      1.9%      $ 33,683      $135      $0.16
  Eastern Kansas               $     56,124       $247        $0.29    151.1%      $ 22,351      $ 98      $0.11
  Chicago                      $     40,575       $429        $0.50    -21.9%      $ 51,956      $550      $0.65
                               ------------       ----        -----    ------      --------      ----      -----
    Total                      $    787,675       $295        $0.36     31.9%      $597,378      $224      $0.27
                               ============       ====        =====    ======      ========      ====      =====




    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                    - CONTINUED

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                           10/1/96-12/31/96                             10/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    549,240     $  537        $0.65      7.3%    $  511,703    $  501      $0.61
  Atlanta                      $    259,491     $  444        $0.51     -5.1%    $  273,529    $  468      $0.54
  Austin                       $    190,955     $  502        $0.70    -17.4%    $  231,155    $  607      $0.85
  Houston                      $     16,035     $  146        $0.17    -65.0%    $   45,838    $  419      $0.47
  Indianapolis                 $    143,762     $  577        $0.70     16.1%    $  123,867    $  497      $0.60
  Eastern Kansas               $     74,679     $  329        $0.38    -18.6%    $   91,773    $  404      $0.47
  Chicago                      $    123,867     $1,311        $1.54    -16.9%    $  148,981    $1,577      $1.85
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  1,358,029     $  509        $0.62     -4.8%    $1,426,847    $  535      $0.65
                               ============     ======        =====     =====    ==========    ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $    898,723     $  879        $1.06     -5.2%    $  948,165    $  928      $1.12
  Atlanta                      $    477,289     $  817        $0.94     40.3%    $  340,080    $  582      $0.67
  Austin                       $    343,504     $  902        $1.26      3.9%    $  330,666    $  868      $1.22
  Houston                      $    138,288     $1,263        $1.43    -19.1%    $  170,832    $1,560      $1.77
  Indianapolis                 $    105,426     $  423        $0.51    -40.7%    $  177,828    $  714      $0.87
  Eastern Kansas               $    123,401     $  544        $0.63    -30.1%    $  176,550    $  778      $0.90
  Chicago                      $    213,118     $2,255        $2.65      9.7%    $  194,337    $2,056      $2.41
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  2,299,750     $  862        $1.04     -1.7%    $2,338,458    $  877      $1.06
                               ============     ======        =====      ====    ==========    ======      =====





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                         YEAR ENDED DECEMBER 31, 1996 VERSUS YEAR ENDED DECEMBER 31, 1995

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.9%                             -1.6%         96.4%
  Atlanta                             94.1%                             -2.4%         96.4%
  Austin                              94.5%                             -1.7%         96.1%
  Houston                             92.2%                              5.1%         87.7%
  Indianapolis                        93.8%                             -0.6%         94.4%
  Eastern Kansas                      92.1%                             -2.7%         94.7%
  Chicago                             93.6%                             -2.2%         95.6%
                                      -----                             -----         -----
    Weighted Average                  94.2%                             -1.5%         95.6%
                                      =====                             =====         =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $619                   3.8%                    $596
  Atlanta                                         $714                   5.5%                    $677
  Austin                                          $633                   4.5%                    $606
  Houston                                         $692                   1.4%                    $683
  Indianapolis                                    $569                   3.5%                    $550
  Eastern Kansas                                  $644                   4.6%                    $616
  Chicago                                         $939                   3.7%                    $906
                                                  ----                   ----                    ----
    Weighted Average                              $653                   4.2%                    $627
                                                  ====                   ====                    ====

TOTAL PROPERTY REVENUES                               PER MONTH                                    PER MONTH
-----------------------                               ---------                                    ---------
  Dallas                        $29,933,017       $610        $0.74      3.3%   $28,973,641      $591      $0.71
  Atlanta                       $19,545,507       $697        $0.80      4.6%   $18,689,695      $666      $0.77
  Austin                        $11,239,477       $615        $0.86      3.8%   $10,828,536      $593      $0.83
  Houston                       $ 3,467,017       $660        $0.75      8.2%   $ 3,203,084      $609      $0.69
  Indianapolis                  $ 6,725,867       $563        $0.68      3.5%   $ 6,500,285      $544      $0.66
  Eastern Kansas                $ 6,744,113       $619        $0.72      2.5%   $ 6,578,375      $604      $0.70
  Chicago                       $ 4,447,034       $980        $1.15      3.7%   $ 4,290,096      $946      $1.11
                               ------------       ----        -----     -----   -----------      ----      -----
    Total                       $82,102,032       $641        $0.78      3.8%   $79,063,712      $618      $0.75
                                ===========       ====        =====     =====   ===========      ====      =====




    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                    - CONTINUED

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $ 13,750,583     $3,364        $4.07      2.6%   $13,401,120    $3,278      $3.96
  Atlanta                      $  7,339,366     $3,139        $3.62      4.9%   $ 6,998,642    $2,993      $3.45
  Austin                       $  4,925,224     $3,234        $4.53      4.3%   $ 4,720,728    $3,100      $4.35
  Houston                      $  1,739,372     $3,971        $4.50     -4.1%   $ 1,813,268    $4,140      $4.69
  Indianapolis                 $  2,444,228     $2,454        $2.98      4.5%   $ 2,338,644    $2,348      $2.85
  Eastern Kansas               $  2,507,350     $2,761        $3.21      3.8%   $ 2,415,593    $2,660      $3.09
  Chicago                      $  2,613,886     $6,915        $8.12      5.7%   $ 2,473,679    $6,544      $7.68
                               ------------     ------        -----    ------   -----------    ------      -----
    Total                      $ 35,320,008     $3,311        $4.01      3.4%   $34,161,673    $3,202      $3.88
                               ============     ======        =====    ======   ===========    ======      =====
Operating Efficiency                  43.0%                                           43.2%
                                      =====                                           =====

NET OPERATING INCOME                                  PER MONTH                                    PER MONTH
--------------------                                  ---------                                    ---------
  Dallas                        $16,182,434       $330        $0.40      3.9%   $15,572,521      $317      $0.38
  Atlanta                       $12,206,142       $435        $0.50      4.4%   $11,691,053      $417      $0.48
  Austin                        $ 6,314,253       $345        $0.48      3.4%   $ 6,107,808      $334      $0.47
  Houston                       $ 1,727,645       $329        $0.37     24.3%   $ 1,389,816      $264      $0.30
  Indianapolis                  $ 4,281,639       $358        $0.43      2.9%   $ 4,161,641      $348      $0.42
  Eastern Kansas                $ 4,236,763       $389        $0.45      1.8%   $ 4,162,783      $382      $0.44
  Chicago                       $ 1,833,148       $404        $0.47      0.9%   $ 1,816,417      $400      $0.47
                                -----------       ----        -----     -----   -----------      ----      -----
    Total                       $46,782,023       $365        $0.44      4.2%   $44,902,038      $351      $0.42
                                ===========       ====        =====     =====   ===========      ====      =====
Operating Margin                      57.0%                                           56.8%
                                      =====                                           =====

CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                                -----------                                 ------------
  Dallas                       $  1,033,909       $253        $0.31     13.2%    $  913,228      $223      $0.27
  Atlanta                      $    359,500       $154        $0.18     27.1%    $  282,807      $121      $0.14
  Austin                       $    249,102       $164        $0.23      7.2%    $  232,471      $153      $0.21
  Houston                      $     75,308       $172        $0.19      9.1%    $   69,014      $158      $0.18
  Indianapolis                 $    125,423       $126        $0.15     36.1%    $   92,122      $ 92      $0.11
  Eastern Kansas               $    136,745       $151        $0.18     85.9%    $   73,577      $ 81      $0.09
  Chicago                      $    127,223       $337        $0.40    -28.6%    $  178,175      $471      $0.55
                               ------------       ----        -----    ------    ----------      ----      -----
    Total                      $  2,107,211       $198        $0.24     14.4%    $1,841,394      $173      $0.21
                               ============       ====        =====    ======    ==========      ====      =====




    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                    - CONTINUED

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $  2,253,012     $  551        $0.67     14.1%    $1,974,701    $  483      $0.58
  Atlanta                      $    984,992     $  421        $0.49      3.5%    $  951,452    $  407      $0.47
  Austin                       $    728,355     $  478        $0.67     -7.2%    $  784,765    $  515      $0.72
  Houston                      $    115,073     $  263        $0.30    -15.8%    $  136,611    $  312      $0.35
  Indianapolis                 $    505,098     $  507        $0.62     18.7%    $  425,450    $  427      $0.52
  Eastern Kansas               $    334,305     $  368        $0.43     13.9%    $  293,433    $  323      $0.38
  Chicago                      $    470,528     $1,245        $1.46      0.8%    $  466,859    $1,235      $1.45
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  5,391,363     $  505        $0.61      7.1%    $5,033,271    $  472      $0.57
                               ============     ======        =====     =====    ==========    ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  3,907,401     $  956        $1.16      1.7%    $3,843,102    $  940      $1.14
  Atlanta                      $  1,599,562     $  684        $0.79     18.7%    $1,347,343    $  576      $0.66
  Austin                       $  1,341,650     $  881        $1.24      4.9%    $1,279,060    $  840      $1.18
  Houston                      $    657,273     $1,501        $1.70     -4.8%    $  690,580    $1,577      $1.79
  Indianapolis                 $    642,501     $  645        $0.78     -5.8%    $  682,000    $  685      $0.83
  Eastern Kansas               $    691,690     $  762        $0.89     -5.0%    $  727,871    $  802      $0.93
  Chicago                      $    860,143     $2,276        $2.67      6.2%    $  809,967    $2,143      $2.52
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  9,700,219     $  909        $1.10      3.4%    $9,379,923    $  879      $1.07
                               ============     ======        =====     =====    ==========    ======      =====





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                    - CONTINUED

Excluding Sope IV, AutumnChase II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke and Chevy Chase

                                          1/1/96-12/31/96                              1/1/95-12/31/95
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------

NET OPERATING INCOME AFTER
CAP EX                                             (ANNUALIZED)                                 (ANNUALIZED)
--------------------------                         ------------                                 ------------
  Dallas                       $ 15,148,525     $  309        $0.37      3.3%   $14,659,293    $  299      $0.36
  Atlanta                      $ 11,846,642     $  422        $0.49      3.8%   $11,408,247    $  407      $0.47
  Austin                       $  6,065,151     $  332        $0.47      3.2%   $ 5,875,337    $  321      $0.45
  Houston                      $  1,652,337     $  314        $0.36     25.1%   $ 1,320,802    $  251      $0.28
  Indianapolis                 $  4,156,215     $  348        $0.42      2.1%   $ 4,069,518    $  340      $0.41
  Eastern Kansas               $  4,100,018     $  376        $0.44      0.3%   $ 4,089,206    $  375      $0.44
  Chicago                      $  1,705,925     $  376        $1.44      4.1%   $ 1,638,242    $  361      $2.42
                               ------------     ------        -----     -----   -----------    ------      -----
    Total                      $ 44,674,813     $  349        $0.42      3.7%   $43,060,644    $  336      $0.41
                               ============     ======        =====     =====   ===========    ======      =====































AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of December 31, 1996

                                                                                           Qtr ended
                                                                                         Dec. 31, 1996
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rate     Dec.31,
                                                          Number   Rentable   Average    -------------     1996
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at AutumnChase      Carrollton, TX      1991       1987     226    180,868        800   $644    $0.81        96.8%
 at AutumnChase II   Carrollton, TX                 1996     224    193,420        863    729     0.84        94.5%
 at Bear Creek       Euless, TX          1989       1986     350    275,010        786    565     0.72        93.1%
 at Chase Oaks       Plano, TX           1994       1986     250    193,736        775    660     0.85        95.6%
 at Gleneagles       Dallas, TX          1988       1987     326    274,300        841    619     0.74        96.9%
 on the Green        Ft. Worth, TX       1994    1990/93     424    358,560        846    684     0.81        91.7%
 at Nantucket        Dallas, TX          1988       1986     312    222,208        712    527     0.74        94.4%
 of North Dallas     Dallas, TX       1989/90    1985/86   1,032    905,590        878    627     0.71        93.6%
 at Reflections      Irving, TX          1993       1986     212    174,332        822    654     0.79        96.2%
 on Rosemeade        Dallas, TX          1990       1987     236    205,382        870    642     0.74        96.6%
 on Timberglen       Dallas, TX          1990       1985     260    201,198        774    579     0.75        96.7%
 at Valley Ranch     Irving TX           1990       1985     460    389,940        848    662     0.78        93.8%
                                                           -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                           4,312  3,574,544        829   $631    $0.76        94.5%
                                                           -----  ---------        ---   ----    -----       ------

ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA                1982/83     463    424,837        918   $672    $0.73        92.2%
 at Sope Creek
  IV                 Marietta, GA                   1995     232    207,556        895    748     0.84        89.4%
 at Spring Creek     Dunwoody, GA               1985/86/   1,180  1,080,560        916    707     0.77        93.8%
                                                   87/89
 at Vinings          Atlanta, GA         1992       1985     208    229,708      1,104    784     0.71        91.7%
 at West Paces       Atlanta, GA         1993       1992     337    314,707        934    865     0.93        92.1%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                              2,420  2,257,368        933   $733    $0.79        92.7%
                                                          ------  ---------      -----   ----    -----       ------




                                                                                           Qtr ended
                                                                                         Dec. 31, 1996
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rate     Dec. 31,
                                                          Number   Rentable   Average    -------------     1996
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983     231    178,116        771   $684    $0.89        92.8%
 in Great Hills      Austin, TX          1991       1985     344    256,892        747    675     0.90        94.6%
 at Martha's
 Vineyard            Austin, TX          1992       1986     360    253,328        704    627     0.89        89.6%
                                                           -----    -------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                                 935    688,336        736   $659    $0.90        92.2%
                                                           -----    -------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989     152    125,800        828   $658    $0.79        98.5%
 at Crown Colony     Topeka, KS          1994       1986     156    120,984        776    557     0.72        92.7%
 at Regents Center   Overland Park, KS   1994    1991-95     300    274,170        914    727     0.80        91.0%
 at Sherwood         Topeka, KS          1994       1993     300    260,340        868    609     0.70        94.1%
                                                            ----    -------        ---    ---    -----        -----
  Subtotal
   -Eastern KS                                               908    781,294        860   $647    $0.75        93.6%
                                                            ----    -------        ---   ----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN 1992/93    1983/85     996    820,712        824   $580    $0.70        94.1%
                                                            ----    -------        ---   ----    -----        -----

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986     253    216,315        855   $916    $1.07        89.9%
                                                            ----    -------        ---   ----    -----        -----

  TOTAL
   PROPERTIES                                              9,824  8,338,569        849   $662    $0.78        93.6%
                                                           =====  =========        ===   ====    =====        =====





                                                                                           Qtr ended
                                                                                         Dec. 31, 1996
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rate     Dec. 31,
                                                          Number   Rentable   Average    -------------     1996
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill    Atlanta                        1996     502    501,816      1,000   $792    $0.79        95.8%
 at Towne Creek      Gainesville, GA                1989     150    121,722        811    637     0.78        89.6%
 at Willeo Creek     Roswell, GA         1995       1989     242    297,302      1,229    788     0.64        94.8%
                                                            ----    -------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                               894    920,840      1,030   $765    $0.74        94.5%
                                                            ----    -------      -----   ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Chicago, IL                    1987     125    105,578        845 $1,060    $1.26        93.1%
 at Windbrooke       Chicago, IL         1995       1987     236    213,160        903    926     1.03        92.6%
 at Chevy Chase      Chicago, IL         1996       1988     592    480,676        812    893     1.01        92.3%
 at Willowbrook      Chicago, IL         1996       1987     488    418,404        857    876     1.02        90.5%
                                                            ----    -------        --- ------    -----        -----
  Subtotal-
  Chicago, IL                                              1,441  1,217,818        845   $907    $1.07        91.8%
                                                           -----  ---------        ---   ----    -----        -----

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX          1994       1985     588    397,968        677   $597    $0.88        96.8%
                                                          ------  ---------        ---   ----    -----        -----





                                                                                           Qtr ended
                                                                                         Dec. 31, 1996
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rate     Dec. 31,
                                                          Number   Rentable   Average    -------------     1996
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

HOUSTON, TX
Amli at:
 Champions Centre    Houston, TX         1994       1994     192    164,480        857   $689    $0.80        95.0%
 Champions Park      Houston, TX         1994       1991     246    221,646        901    671     0.74        92.8%
 Greenwood Forest    Houston, TX         1995       1995     316    310,844        984    726     0.74        91.9%
                                                            ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                             754    696,970        924   $699    $0.76        93.0%
                                                            ----  ---------       ----   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                             3,677  3,233,596        879   $780    $0.89        93.5%
                                                          ====== ==========        ===   ====    =====        =====
  TOTAL                                                   13,501 11,572,165        857   $694    $0.81        93.6%
                                                          ====== ==========        ===   ====    =====        =====







                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                                DEVELOPMENT ACTIVITY
                                                 FOURTH QUARTER 1996
                            Total                      Construc-                                   Percent
                  Number    Cost       Esti-  Percent    tion      First     Comple-   Stabili-   Construc-
                    of      (mil-      mated   Owner-    Start     Units      tion      zation      tion    Percent
Community Name     Units    lions)     Yield    ship     Date     Occupied    Date       Date     Complete  Leased
--------------    ------    ------     -----  -------  ---------  --------   -------   --------   --------- -------

FINAL
LEASE-UP

ATLANTA,
GEORGIA
-------

AMLI at:
 Pleasant Hill       502     $26.6     12.1%      40%      3Q/94     2Q/95     3Q/96      4Q/96        100%     97%

DALLAS,
TEXAS
-------

AMLI at:
 AutumnChase II      224     $11.2     11.0%     100%      1Q/95     4Q/95     3Q/96      4Q/96        100%     98%

UNDER
CONSTRUCTION
------------

ATLANTA,
GEORGIA
-------
Amli at:
 Barrett Lakes       446     $27.8     10.2%      35%      3Q/95     4Q/96     4Q/97      2Q/98         54%     24%
 River Park          222     $15.4      9.6%      40%      4Q/95     4Q/96     2Q/97      4Q/97         71%     31%
 Peachtree City      312     $21.9     10.0%     100%      3Q/96     3Q/97     2Q/98      3Q/98         15%     N/A
 Northwinds I        400     $26.8     10.0%     100%      3Q/96     3Q/97     3Q/98      1Q/99          2%     N/A

DALLAS, TEXAS
-------------
Amli at:
 Gleneagles II       264     $13.5     11.1%     100%      3Q/95     2Q/96     4Q/96      1Q/97        100%     80%
 Fossil Creek        384     $23.7     10.1%      25%      3Q/96     2Q/97     1Q/98      1Q/99         21%     N/A
 AutumnChase III     240     $14.1     10.5%     100%      3Q/96     3Q/97     1Q/98      3Q/98          4%     N/A






                            Total                      Construc-                                   Percent
                  Number    Cost       Esti-  Percent    tion      First     Comple-   Stabili-   Construc-
                    of      (mil-      mated   Owner-    Start     Units      tion      zation      tion    Percent
Community Name     Units    lions)     Yield    ship     Date     Occupied    Date       Date     Complete  Leased
--------------    ------    ------     -----  -------  ---------  --------   -------   --------   --------- -------

AURORA, ILLINOIS
----------------
Amli at:
 Aurora
  Crossing           272     $24.5      9.8%      25%      2Q/96     1Q/97     3Q/97      1Q/98         62%      1%

OVERLAND PARK,
KANSAS
--------------
Amli at:
 Regents
  Center III         124      $7.7     10.3%     100%      3Q/95     3Q/96     4Q/96      2Q/97         96%     57%
 Crown Colony II      64      $3.6      8.0%     100%      2Q/96     1Q/97     2Q/97      3Q/97         80%     17%
                   -----    ------     -----     ----      -----     -----     -----      -----         ---    ----
Total/Average      2,728    $179.0     10.1%
                   =====    ======     =====




                            Total                      Construc-                                   Percent
                  Number    Cost       Esti-  Percent    tion      First     Comple-   Stabili-   Construc-
                    of      (mil-      mated   Owner-    Start     Units      tion      zation      tions   Percent
Community Name     Units    lions)     Yield    ship     Date     Occupied    Date       Date     Complete  Leased
--------------    ------    ------     -----  -------  ---------  --------   -------   --------   --------- -------

PLANNING STAGE
--------------

ATLANTA, GEORGIA
----------------
Amli at:
 Northwinds
 II & III            400

DALLAS,
TEXAS
-------
Amli on:
 the Parkway
 (Rosemeade II)      240

AUSTIN, TEXAS
-------------
Amli at:
 Wells Branch        576

AURORA,
ILLINOIS
--------
Amli at:
 Oakhurst North      464




                        The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform
Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  The projections contained in the table above that are not historical facts are forward-looking statements.  Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements made include:  development opportunities may be abandoned;  construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.